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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Plan's previously filed Form S-8, Registration Statement No. 333-46940.



                                                 ARTHUR ANDERSEN LLP


Birmingham, Alabama
June 21, 2001